Mutual Funds	Supplement

Nuveen U.S. Equity Funds

Nuveen Core Equity Fund
Nuveen Mid Cap Value Fund

SUPPLEMENT NO. 2
dated April 30, 2026 to the Statutory Prospectus dated
February 27, 2026

Effective April 30, 2026, Kristian Siqueiros, CFA has been named a portfolio manager of the Nuveen Core Equity Fund. Valerie Grant, CFA will continue to serve as a portfolio manager of the Fund. Evan Staples, CFA is no longer a portfolio manager of the Fund. Therefore, all references to Mr. Staples are hereby removed from the Fund’s portfolio management team disclosure in the Statutory Prospectus. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks related to this portfolio management team change. Further, the following is hereby added to the “Portfolio Managers” sub-section in the “Portfolio management” section on page 11 of the Statutory Prospectus in the “Summary information” section for the Fund:

Name:	Kristian Siqueiros, CFA
Title:	Managing Director
Experience on Fund:	since 2026

Additionally, as a result of the portfolio management team change described above, the following is hereby added to the entry for the Nuveen Core Equity Fund in the table in the “Portfolio management teams” sub-section of the “Management of the Funds” section beginning on page 107 of the Statutory Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At Advisors*	Total	On Team
NUVEEN CORE EQUITY FUND Kristian Siqueiros, CFA Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates–2002 to Present (equity portfolio management and research in the global utilities and communication services sectors)	2002	2002	2026
1

Effective April 30, 2026, Evan Staples, CFA is no longer a portfolio manager of the Nuveen Mid Cap Value Fund. Therefore, all references to Mr. Staples are hereby removed from the Fund’s portfolio management team disclosure in the Statutory Prospectus. David Chalupnik, CFA, Karen Bowie, CFA, David Johnson, CFA and Eugene Novak, CFA will continue to serve as portfolio managers of the Fund. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks.

Effective May 1, 2026, as previously disclosed, the Nuveen Core Equity Fund’s diversification status is changing from diversified to non-diversified. Therefore, effective May 1, 2026, the following is hereby added after the second sentence in the second paragraph in the “Principal investment strategies” section on page 7 of the Statutory Prospectus in the “Summary information” section for the Fund:

The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk as compared to a fund that is classified as a diversified investment company.

Effective May 1, 2026, the following risk is hereby added before “Active Management Risk” in the “Principal investment risks” section beginning on page 7 of the Statutory Prospectus in the “Summary information” section for the Nuveen Core Equity Fund:

Non-Diversification Risk—The Fund is considered to be non-diversified under the 1940 Act. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Effective May 1, 2026, the following risk hereby replaces in its entirety “Non-Diversification Risk” in the “Additional information on principal investment risks of the Funds” sub-section of the “Additional information about investment strategies risks of the Funds” section beginning on page 85 of the Statutory Prospectus:

2

Non-Diversification Risk—The Core Equity Fund and Large Cap Growth Fund are considered to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Non-diversified status means that a Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

3 MGN-TCFEQ-0426P

3

Mutual Funds	Supplement

Nuveen Funds

SUPPLEMENT NO. 1
dated April 30, 2026 to the Statement of Additional Information (“SAI”) dated February 27, 2026, August 1, 2025 and May 1, 2025, as supplemented

Effective April 30, 2026, Kristian Siqueiros, CFA has been named a portfolio manager of the Nuveen Core Equity Fund. Valerie Grant, CFA will continue to serve as a portfolio manager of the Fund. Evan Staples, CFA is no longer a portfolio manager of the Fund. Therefore, all references to Mr. Staples are hereby removed from the Fund’s portfolio management team disclosure in the SAI.

The following is hereby added to the entry for the Nuveen Core Equity Fund in the chart appearing in the “Additional information regarding portfolio managers” sub-section of the “Information about the Funds’ portfolio management” section beginning on page 100 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund*
Nuveen Core Equity Fund Kristian Siqueiros**	0	0	0	$0	$0	$0	$0

*	Includes notional amounts awarded in connection with long-term compensation awards described above.
**	This information is as of February 28, 2026.

Effective April 30, 2026, Evan Staples, CFA is no longer a portfolio manager of the Nuveen Mid Cap Value Fund. Therefore, all references to Mr. Staples are hereby removed from the Fund’s portfolio management team disclosure in the SAI. David Chalupnik, CFA, Karen Bowie, CFA, David Johnson, CFA and Eugene Novak, CFA will continue to serve as portfolio managers of the Fund.

MGN-TCFSAI-0426P